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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of Earliest Event Reported) - April 30, 2002

                                 ---------------

                               THE MONY GROUP INC.

             (Exact name of registrant as specified in its charter)

            DELAWARE                     1-14603                 13-3976138
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                     Identification No.)


                      1740 Broadway                                 10019
                   New York, New York                             (Zip Code)
        (Address of principal executive offices)


                                 (212) 708-2000
              (Registrant's telephone number, including area code)

                                 ---------------
                                       N/A
             (Former name or address, if changed since last report)
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Item 5. Other Events.

On April 30, 2002, The MONY Group Inc. issued a News Release reporting the issuance by MONY Holdings, LLC of $300 million aggregate principal amount of Series A Floating Rate Insured Notes due January 21, 2017. A copy of the News Release is filed herewith as Exhibit 99.1 and is incorporated in this Item 5 by reference thereto.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1 News Release of The MONY Group Inc. dated April 30, 2002.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE MONY GROUP INC.

                                                By: /s/ Richard Daddario

                                                   Richard Daddario
                                                   Executive Vice President and
                                                   Chief Financial Officer

Date: April 30, 2002
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                                 Exhibit Index

99.1  News Release of The MONY Group Inc. dated April 30, 2002.